                                                                    EXHIBIT 99.1

For Immediate Release

Contacts:  Investor Relations              Media Relations
           Anna Marie Dunlap               Margie McCarthy
           949-719-2236                    303-495-7225
           am.dunlap@trizetto.com          margie.mccarthy@trizetto.com


                      TriZetto Reports Fourth Quarter 2002
                       Intangible Asset Impairment Charges
                No Effect on Revenue, EBITDA, Pro Forma Earnings

NEWPORT BEACH, Calif. - April 1, 2003 - The TriZetto Group, Inc. (Nasdaq:TZIX) filed its 2002 Annual Report on Form 10-K yesterday with the Securities and Exchange Commission. The financial statements included in TriZetto's Form 10-K include intangible asset impairment charges totaling $131.0 million in the fourth quarter of 2002. Summary financial statements reflecting the impairment charges are attached to this news release.

The impairment charges have no effect on TriZetto's revenue, cash flow, earnings before interest, taxes, depreciation and amortization (EBITDA), or pro forma earnings. (For definitions of EBITDA and pro forma earnings, see attached financial statements.)

During the fourth quarter of 2002, TriZetto performed its annual test of impairment in accordance with Financial Accounting Standard (FAS) 142 and determined that its goodwill was not impaired. After the end of the fourth quarter, TriZetto's market capitalization decreased to less than its book value for a sustained period. On February 4, 2003, the company announced the possibility of intangible asset impairment charges in its fourth quarter 2002 earnings release.

As a result of its lower market capitalization, in February TriZetto retained an independent valuation firm to re-evaluate the company's goodwill in accordance with FAS 142. Based on this valuation, TriZetto found that its goodwill was impaired and should be written down. In connection with the goodwill valuation, TriZetto performed a separate FAS 144 valuation analysis and found that certain other acquisition-related intangible assets were impaired. Other intangible assets include: completed technology, trade names, customer lists, and consulting contracts.

Most of the impairment charges relate to older versions of technology and customer lists obtained through the acquisitions of Resource Information Management Systems, Inc. and Erisco Managed Care Technologies, completed in the fourth quarter of 2000. None of the technology for the company's market-leading enterprise software, Facets, was impaired.

Of the total impairment charges of $131.0 million, $97.5 million is related to goodwill. After the charge against goodwill, $37.6 million of goodwill remains on the balance sheet as of December 31, 2002. The remainder of the $131.0 million charge, or $33.5 million, relates to other identifiable intangibles. These intangibles are currently being amortized on the company's income statement. As a result of the write-down, the amortization of acquisition-related intangibles is expected to be as follows:

                For the years ending December 31,
                  2003 .............................   $   10,740
                  2004 .............................        3,620
                  2005 .............................        2,038
                                                       ----------
               Total ...............................   $   16,398
                                                       ==========

In its financial guidance issued on January 14, 2003, TriZetto estimated that amortization of acquisition-related intangibles would be $24.9 million in 2003. After the impairment charge, the new estimate for amortization in 2003 is $10.7 million. Based upon this reduction in amortization of $14.2 million, TriZetto's 2003 guidance for net income has changed. Previously the company expected a net loss of $9 - $11 million or $0.18 - $0.22 per diluted share. Results are now expected to range from a net loss of $1.7 million to net income of $0.4 million, or ($0.03) - $0.01 per diluted share. Guidance for pro forma earnings (which exclude acquisition-related amortization) remains unchanged.

TriZetto's previous and revised guidance for the first quarter of 2003 and full year 2003 is detailed in an attachment to this news release.

NOTE: All changes to guidance relate to the $33.5 million impairment charge against intangible assets; no changes in guidance are being made as a result of changes in revenue, operating expenses, or operations in general.

Conference Call Today

TriZetto will host a 30-minute conference call at 11:00 a.m. Eastern Time today to answer questions about the impairment charges and revised guidance. To participate in the call, dial 1-888-322-8512, pass code TZIX, a few minutes before the call is to begin.

About TriZetto

The TriZetto Group, Inc. offers a broad portfolio of healthcare information technology (IT) products and services that can be delivered individually or combined to create a comprehensive solution. The company provides:
     . leading proprietary and third-party software, including e-business applications;
     . outsourced services, such as software hosting, transaction processing and IT department operations; and
     .    strategic and implementation consulting.
TriZetto is focused on three healthcare markets: payers, benefit administrators and physician groups. The company has nearly 500 customers representing approximately 40 percent of the U.S. insured population. Headquartered in Newport Beach, Calif., TriZetto can be reached at (949) 719-2200 or www.trizetto.com.

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private

Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future net revenues, profits, and financial results, the market for TriZetto's services, future service offerings, client and partner relationships, and TriZetto's operational capabilities.

Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the effectiveness of TriZetto's implementation of its business plan, the market's acceptance of TriZetto's services, risks associated with management of growth, reliance on third parties to supply key components of TriZetto's services, attraction and retention of employees, variability of quarterly operating results, competitive factors, risks associated with acquisitions, changes in demand for third party products or solutions, which form the basis of TriZetto's service offerings, financial stability of our customers, the ability of TriZetto to meet its contractual obligations to customers, changes in government laws and regulations and risks associated with rapidly changing technology, as well as the other risks identified in TriZetto's Form 10-K and other SEC filings.

                                      # # #

                            The TriZetto Group, Inc.
                      Condensed Consolidated Balance Sheets
                          (unaudited and in thousands)

--------------------------------------------------------------------------------


                                                                                    December 31,            December 31,
                                                                                            2002                    2001
                                                                                    ------------            ------------

Assets
Current assets:
      Cash, restricted cash and investments                                        $      81,117            $     84,633
      Accounts receivable, net                                                            32,847                  32,223
      Prepaid expenses and other current assets                                            9,511                  12,676
                                                                                    ------------            ------------
Total current assets                                                                     123,475                 129,532



Property and equipment, net                                                               42,307                  34,867
Other assets                                                                              18,237                  14,620
Goodwill and other intangible assets, net                                                 53,977                 211,702
                                                                                    ------------            ------------
Total assets                                                                        $    237,996            $    390,721
                                                                                    ============            ============
Liabilities and Stockholders' Equity
Current liabilities:
      Accounts payable                                                              $     10,757            $      8,109
      Short-term note payables and capital lease obligations                              17,921                  19,607
      Other accrued liabilities                                                           52,466                  55,671
                                                                                    ------------            ------------
Total current liabilities                                                                 81,144                  83,387
Deferred taxes                                                                                 -                  13,751
Other long-term obligations                                                               19,438                  12,628
                                                                                    ------------            ------------
Total liabilities                                                                        100,582                 109,766


Total stockholders' equity                                                               137,414                 280,955
                                                                                    ------------            ------------

Total liabilities and stockholders' equity                                          $    237,996            $    390,721
                                                                                    ============            ============

                            The TriZetto Group, Inc.
                      Consolidated Statements of Operations
             (unaudited and in thousands, except per share amounts)

--------------------------------------------------------------------------------

                                                                                         Three Months Ended December 31,
                                                                                         2002                      2001
                                                                                     ------------              ------------
Revenues
      Recurring revenue                                                              $     38,259              $     39,643
      Non-recurring revenue                                                                31,814                    21,955
                                                                                     ------------              ------------
Total revenues                                                                             70,073                    61,598


Cost of revenues
      Recurring revenue                                                                    29,621                    27,148
      Non-recurring revenue                                                                17,486                    11,586
                                                                                     ------------              ------------
Total cost of revenues                                                                     47,107                    38,734


Gross profit                                                                               22,966                    22,864


Operating expenses
      Research and development                                                              5,471                     3,070
      Selling, general and administrative                                                  12,702                    13,367
      Amortization of acquisition intangible assets                                         7,187                    17,440
      Restructuring and related impairment charges                                            172                    12,140
      Impairment of goodwill and other intangible assets                                  131,019                         -
                                                                                     ------------              ------------
Total operating expenses                                                                  156,551                    46,017


Loss from operations                                                                     (133,585)                  (23,153)


Interest income                                                                               356                       375
Interest expense                                                                             (388)                     (353)
                                                                                     ------------              ------------

Loss before (provision for) benefit from income taxes                                    (133,617)                  (23,131)


(Provision for) benefit from income taxes                                                  (2,976)                    6,496
                                                                                     ------------              ------------
Net loss                                                                             $   (136,593)             $    (16,635)
                                                                                     ============              ============

Net loss per share:
      Basic and diluted                                                              $      (3.00)             $      (0.38)
                                                                                     ============              ============

Weighted average shares outstanding:
      Basic and diluted                                                                    45,574                    43,834
                                                                                     ============              ============

Other financial data:
      Pro forma net income (a)                                                       $      5,792              $      7,140
      EBITDA (b)                                                                     $      9,834              $      9,173
      12-month backlog (c)                                                           $    178,000              $    175,000
      Total backlog (d)                                                              $    588,000              $    623,000

See footnote definitions on following page.

                            The TriZetto Group, Inc.
                      Consolidated Statements of Operations
             (unaudited and in thousands, except per share amounts)

--------------------------------------------------------------------------------


(a) The Company defines pro forma net income as earnings before amortization of acquisition intangibles and deferred stock compensation, restructuring and related impairment charges, impairment of goodwill and identified intangibles charges, and related taxes. Other companies may calculate pro forma earnings differently. Pro forma earnings is a non-GAAP measure of profitability. Pro forma net income should not be considered in isolation or as an alternative to net income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indicator of operating performance or as a measure of liquidity.

                                                                                       Three Months Ended December 31,
                                                                                        2002                      2001
                                                                                     ------------              ------------
      Reconciliation of net loss to pro forma net income:
      Net loss                                                                       $   (136,593)             $    (16,635)
      Amortization of acquisition intangibles
        and deferred stock compensation                                                     8,289                    18,172
      Restructuring and related impairment charges                                            172                    12,140
      Impairment of goodwill and other intangible assets                                  131,019                         -
      Provision for/(benefit from) income taxes                                             2,976                    (6,496)
                                                                                     ------------              ------------
      Pro forma pre tax income                                                              5,863                     7,181
      Pro forma income tax provision                                                           71                        41
                                                                                     ------------              ------------
      Pro forma net income                                                           $      5,792              $      7,140
                                                                                     ============              ============

      Pro forma net income per share:
      Basic                                                                          $       0.13              $       0.16
                                                                                     ============              ============
      Diluted                                                                        $       0.12              $       0.16
                                                                                     ============              ============

      Pro forma weighted average shares outstanding:
      Basic                                                                                45,574                    43,834
                                                                                     ============              ============
      Diluted                                                                              46,537                    45,577
                                                                                     ============              ============

(b) The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, restructuring and related impairment charges, amortization of deferred stock compensation and impairment of goodwill and other intangible assets. Total depreciation, amortization, restructuring and related impairment charges and impairment of goodwill and other intangible assets for the three months ended December 31, 2002 and 2001, were $143,419 and $32,326, respectively. Other companies may calculate EBITDA differently. EBITDA is a non-GAAP measure of profitability and is a widely accepted financial indicator of a company's ability to service debt. EBITDA should not be considered in isolation or as an alternative to net income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indicator of operating performance or as a measure of liquidity.

(c) The Company defines 12-month backlog as minimum recurring revenue and non-recurring software licenses from existing contracts to be recognized over the next 12 months.

(d) The Company defines total backlog as total revenue not yet recognized from recurring revenue and non-recurring software licenses from existing contracts.

                            The TriZetto Group, Inc.
                      Consolidated Statements of Operations
                               EBITDA Presentation
             (unaudited and in thousands, except per share amounts)

--------------------------------------------------------------------------------

                                                                                      Three Months Ended December 31,
                                                                                       2002                      2001
                                                                                   ------------             ------------
Revenues
      Recurring revenue                                                            $     38,259             $     39,643
      Non-recurring revenue                                                              31,814                   21,955
                                                                                   ------------             ------------
Total revenues                                                                           70,073                   61,598

Cost of revenues
      Recurring revenue                                                                  26,813                   25,756
      Non-recurring revenue                                                              16,898                   11,211
                                                                                   ------------             ------------
Total cost of revenues                                                                   43,711                   36,967

Gross profit                                                                             26,362                   24,631

Operating expenses
      Research and development                                                            5,382                    3,012
      Selling, general and administrative                                                11,146                   12,446
                                                                                   ------------             ------------
                                                                                         16,528                   15,458


EBITDA                                                                                    9,834                    9,173

Operating depreciation and amortization                                                   3,939                    2,014
Amortization of deferred stock compensation                                               1,102                      732
Amortization of acquisition intangible assets                                             7,187                   17,440
Restructuring and related impairment charges                                                172                   12,140
Impairment of goodwill and other intangible assets                                      131,019                        -
                                                                                   ------------             ------------
                                                                                        143,419                   32,326

Loss from operations                                                                   (133,585)                 (23,153)

Interest income                                                                             356                      375
Interest expense                                                                           (388)                    (353)
                                                                                   ------------             ------------

Loss before (provision for) benefit from income taxes                                  (133,617)                 (23,131)

(Provision for) benefit from income taxes                                                (2,976)                   6,496
                                                                                   ------------             ------------

Net loss                                                                           $   (136,593)            $    (16,635)
                                                                                   ============             ============

                            The TriZetto Group, Inc.
                      Consolidated Statements of Operations
             (unaudited and in thousands, except per share amounts)

--------------------------------------------------------------------------------

                                                                                      Twelve Months Ended December 31,
                                                                                     2002                          2001
                                                                                 ------------                 ------------
Revenues
      Recurring revenue                                                          $    159,178                 $    142,706
      Non-recurring revenue                                                           105,972                       75,466
                                                                                 ------------                 ------------
Total revenues                                                                        265,150                      218,172

Cost of revenues
      Recurring revenue                                                               114,509                      103,854
      Non-recurring revenue                                                            63,311                       42,806
                                                                                 ------------                 ------------
Total cost of revenues                                                                177,820                      146,660

Gross profit                                                                           87,330                       71,512

Operating expenses
      Research and development                                                         21,911                       16,402
      Selling, general and administrative                                              53,966                       51,938
      Amortization of acquisition intangible assets                                    28,027                       69,076
      Restructuring and related impairment charges                                        651                       12,140
      Impairment of goodwill and intangible assets                                    131,019                            -
                                                                                 ------------                 ------------
Total operating expenses                                                              235,574                      149,556

Loss from operations                                                                 (148,244)                     (78,044)

Interest income                                                                         1,609                        2,048
Interest expense                                                                       (1,479)                      (1,333)
                                                                                 ------------                 ------------

Loss before (provision for) benefit from income taxes                                (148,114)                     (77,329)

(Provision for) benefit from income taxes                                                (250)                      16,175
                                                                                 ------------                 ------------

Net loss                                                                         $   (148,364)                $    (61,154)
                                                                                 ============                 ============

Net loss per share:
      Basic and diluted                                                          $      (3.28)                $      (1.53)
                                                                                 ============                 ============

Weighted average shares outstanding:
      Basic and diluted                                                                45,256                       40,094
                                                                                 ============                 ============

Other financial data:
      Pro forma net income (a)                                                   $     14,252                 $      6,837
      EBITDA (b)                                                                 $     27,200                 $     14,975
      12-month backlog (c)                                                       $    178,000                 $    175,000
      Total backlog (d)                                                          $    588,000                 $    623,000

See footnote definitions on following page.

                            The TriZetto Group, Inc.
                      Consolidated Statements of Operations
             (unaudited and in thousands, except per share amounts)

--------------------------------------------------------------------------------

(a) The Company defines pro forma net income as earnings before amortization of acquisition intangibles and deferred stock compensation, restructuring and related impairment charges, impairment of goodwill and identified intangibles charges, and related taxes. Other companies may calculate pro forma earnings differently. Pro forma earnings is a non-GAAP measure of profitability. Pro forma net income should not be considered in isolation or as an alternative to net income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indicator of operating performance or as a measure of liquidity.

                                                                                     Twelve Months Ended December 31,
                                                                                    2002                          2001
                                                                                 ------------                 ------------
      Reconciliation of net loss to pro forma net income:
      Net loss                                                                   $   (148,364)                $    (61,154)
      Amortization of acquisition intangibles
        and deferred stock compensation                                                30,980                       72,108
      Restructuring and related impairment charges                                        651                       12,140
      Impairment of goodwill and other intangible assets                              131,019                            -
      Provision for/(benefit from) income taxes                                           250                      (16,175)
                                                                                 ------------                 ------------
      Pro forma pre tax income                                                         14,536                        6,919
      Pro forma income tax provision                                                      284                           82
                                                                                 ------------                 ------------
      Pro forma net income                                                       $     14,252                 $      6,837
                                                                                 ============                 ============

      Pro forma net income per share:
      Basic                                                                      $       0.31                 $       0.17
                                                                                 ============                 ============
      Diluted                                                                    $       0.31                 $       0.16
                                                                                 ============                 ============

      Pro forma weighted average shares outstanding:
      Basic                                                                            45,256                       40,094
                                                                                 ============                 ============
      Diluted                                                                          46,528                       42,073
                                                                                 ============                 ============

(b) The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, restructuring and related impairment charges, amortization of deferred stock compensation and impairment of goodwill and other intangible assets. Total depreciation, amortization, restructuring and related impairment charges and impairment of goodwill and other intangible assets for the three months ended December 31, 2002 and 2001, were $175,444 and $93,019, respectively. Other companies may calculate EBITDA differently. EBITDA is a non-GAAP measure of profitability and is a widely accepted financial indicator of a company's ability to service debt. EBITDA should not be considered in isolation or as an alternative to net income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indicator of operating performance or as a measure of liquidity.

(c) The Company defines 12-month backlog as minimum recurring revenue and non-recurring software licenses from existing contracts to be recognized over the next 12 months.

(d) The Company defines total backlog as total revenue not yet recognized from recurring revenue and non-recurring software licenses from existing contracts.

                            The TriZetto Group, Inc.
                      Consolidated Statements of Operations
                               EBITDA Presentation
             (unaudited and in thousands, except per share amounts)

--------------------------------------------------------------------------------

                                                                               Twelve Months Ended December 31,
                                                                               2002                        2001
                                                                           ------------                ------------
Revenues
      Recurring revenue                                                    $    159,178                $    142,706
      Non-recurring revenue                                                     105,972                      75,466
                                                                           ------------                ------------
Total revenues                                                                  265,150                     218,172

Cost of revenues
      Recurring revenue                                                         105,296                      98,379
      Non-recurring revenue                                                      61,480                      41,489
                                                                           ------------                ------------
Total cost of revenues                                                          166,776                     139,868

Gross profit                                                                     98,374                      78,304

Operating expenses
      Research and development                                                   21,674                      16,180
      Selling, general and administrative                                        49,500                      47,149
                                                                           ------------                ------------
                                                                                 71,174                      63,329

EBITDA                                                                           27,200                      14,975

Operating depreciation and amortization                                          12,794                       8,771
Amortization of deferred stock compensation                                       2,953                       3,032
Amortization of acquisition intangible assets                                    28,027                      69,076
Restructuring and related impairment charges                                        651                      12,140
Impairment of goodwill and other intangible assets                              131,019                           -
                                                                           ------------                ------------
                                                                                175,444                      93,019

Loss from operations                                                           (148,244)                    (78,044)

Interest income                                                                   1,609                       2,048
Interest expense                                                                 (1,479)                     (1,333)
                                                                           ------------                ------------

Loss before (provision for) benefit from income taxes                          (148,114)                    (77,329)

(Provision for) benefit from income taxes                                          (250)                     16,175
                                                                           ------------                ------------

Net loss                                                                   $   (148,364)               $    (61,154)
                                                                           ============                ============